UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2006

OCM HOLDCO, LLC
(Exact name of registrant as specified in charter)

Delaware	0-52042	20-3626528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor, Los Angeles, California 90071
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (213) 830-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

In addition to historical information, this Form 8-K contains forward-looking statements that involve risks and uncertainties that could cause our actual results to differ materially from those contained in the forward-looking statements.  When used in this report, the words “expects,” “intends,” “anticipates,” “should,” “believes,” “will,” “plans,” “estimates,” “may,” “seeks,” and similar expressions are generally intended to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this Form 8-K.  We undertake no obligation to publicly release any revisions to the forward-looking statements after the date of this document.  You should carefully review the information described in this Form 8-K.  You should also carefully review the risk factors described in the previously filed Form 10-SB and subsequent amendments thereto, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

Item 1.01               Entry into a Material Definitive Agreement

On September 21, 2006 the Nevada Gaming Commission approved the acquisition by subsidiaries of OCM HoldCo, LLC (the “Company”) of a 33 1/3 % interest in Cannery Casino Resorts, LLC (“CCR”) and NP Land, LLC  (the “Acquisition”).  On September 22, 2006 (the “Closing Date”), the Acquisition was completed pursuant to the terms and conditions of the Contribution and Unit Purchase Agreement, dated as of May 10, 2005, as fully amended and restated in its entirety by the First Amendment and Restatement of Contribution and Unit Purchase Agreement, dated as of September 23, 2005 (the “CUP Agreement”).  On September 27, 2006, CCR issued a press release announcing the approval of the Acquisition by the Nevada Gaming Commission.  A copy of the press release is attached hereto as an Exhibit.

In addition, pursuant to the CUP Agreement, on the Closing Date: (i) an Amended and Restated Operating Agreement of Cannery Casino Resorts, LLC, was executed by and between CCR and the members of CCR; (ii) a 35-year lease was executed by and between Nevada Palace, LLC, a wholly-owned subsidiary of CCR, and NP Land, LLC, and (iii) an Omnibus Management Agreement was executed by and between CCR and Millennium Management Group II, LLC, an affiliate of Millennium Gaming Inc. (“Millennium”).  Millennium owns a 66 2/3% interest in CCR.  The terms and conditions of these agreements are described more fully in the Company’s Post-Effective Amendment No. 1 to Form 10-SB filed previously with the Securities and Exchange Commission on September 8, 2006 (the “Post-Effective Amendment”), which descriptions are incorporated herein by reference.

On the Closing Date and pursuant to the terms of CCR’s $250 million syndicated credit agreement with Bank of America, N.A. acting as administrative agent (the “Credit Agreement”), OCM AcquisitionCo, LLC, a wholly-owned subsidiary of the Company (“AcquisitionCo”), executed an amendment to the limited continuing guaranty originally executed by the members of CCR in favor of the lenders under the Credit Agreement (the “Guaranty Amendment”).  The Guaranty Amendment added AcquisitionCo as a guarantor under the limited continuing guaranty.  Recourse under the Guaranty Amendment is limited to a pledge of the 33 1/3% interest in CCR held by AcquisitionCo, which pledge will be executed after the parties have received necessary gaming approvals from the Nevada Gaming Commission.

On July 15, 2006, CCR executed with Millennium a 10-year lease of an executive office building and adjacent parking spaces.  The lease is for a fixed rental of $32,000 per month, subject to periodic inflationary adjustments, and grants Millennium two 5-year renewal options.

Copies of the Guaranty Amendment and the 10-year lease between CCR and Millennium are attached hereto as Exhibits.  Copies of the other agreements are referenced in the list of Exhibits set forth in Item 9.01.

Item 2.01               Completion of Acquisition

As described in Item 1.01 above, on September 22, 2006 the Acquisition was completed.  Item 1.01, including, without limitation, the description of the Acquisition, is incorporated into this Item 2.01 by reference.

CCR, through wholly-owned subsidiaries, owns and operates the Cannery Hotel and Casino located in North Las Vegas, Nevada and operates the Rampart Casino located in the Summerlin area of northwest Las Vegas.  On the Closing Date, CCR acquired gaming equipment and other operating assets of the Nevada Palace Hotel and Casino located in Las Vegas, Nevada, which CCR intends to replace with a new casino and hotel complex.

The primary assets of NP Land are approximately 22 acres of land, the current site of the Nevada Palace Hotel and Casino.  Since the Closing Date, this land is leased to Nevada Palace, LLC pursuant to the lease more fully described in Item 1.01 above.

The Acquisition was made in consideration of the exchange of approximately $68.4 million of the Company’s loans receivables (plus accrued interest).  These loans and the related purchases were financed by member contributions to the Company.  In addition, on the Closing Date approximately $17.4 million in cash was paid by CCR to a member of the Company, representing (i) the repayment of a loan (and interest thereon) originally used to acquire the operating assets related to the Nevada Palace Hotel and Casino, (ii) the repayment of a loan (and interest thereon) made to an affiliate of Millennium in order to acquire from an unrelated party the 33 1/3% interest in CCR for $70 million, and (iii) a security deposit made pursuant to the NP Land lease.  The approximately $17.4 million cash payment was financed from proceeds of the Credit Agreement.  A more detailed description of the terms of the Credit Agreement is set forth in the Post-Effective Amendment.

Item 9.01               Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

Reference is made to the Historical Financial Statements for Cannery Casino Resorts, LLC and Subsidiaries in Part F/S of the Post-Effective Amendment.

(b)  Pro Forma Financial Information

Reference is made to the Pro Forma Financial Statements for OCM HoldCo, LLC in Part F/S of the Post-Effective Amendment.

(d) Exhibits

2.1	First Amendment and Restatement of Contribution and Unit Purchase Agreement, dated as of December 23, 2005*

10.3	Form of Amended and Restated Operating Agreement for Cannery Casino Resorts, LLC*

10.8	Credit Agreement, dated as of January 5, 2006**

10.9	Form of Ground Lease between Nevada Palace, LLC and NP Land, LLC**

10.10	Limited Continuing Guaranty, dated January 5, 2006**

10.11	Form of Omnibus Management Agreement between Cannery Casino Resorts, LLC and Millennium Management Group II, LLC**

10.21	Lease Agreement, dated July 15, 2006, between Millennium Gaming, Inc. and Cannery Casino Resorts, LLC

10.22	Amendment to Continuing Guaranty, dated as of September 22, 2006

99.1	Press Release dated September 25, 2006 of Cannery Casino Resorts, LLC

*             Filed previously with the Company’s Form 10-SB on June 9, 2006.

**      Filed previously with the Company’s Amendment No. 1 to Form 10-SB on July 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCM HOLDCO, LLC
Registrant

Date: September 27, 2006	By:	/s/ Stephan A. Kaplan
Stephan A. Kaplan
Manager

Date: September 27, 2006	By:	/s/ Ronald N. Beck
Ronald N. Beck
Manager

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment and Restatement of Contribution and Unit Purchase Agreement, dated as of December 23, 2005*

10.3	Form of Amended and Restated Operating Agreement for Cannery Casino Resorts, LLC*

10.8	Credit Agreement, dated as of January 5, 2006**

10.9	Form of Ground Lease between Nevada Palace, LLC and NP Land, LLC**

10.10	Limited Continuing Guaranty, dated January 5, 2006**

10.11	Form of Omnibus Management Agreement between Cannery Casino Resorts, LLC and Millennium Management Group II, LLC**

10.21	Lease Agreement, dated July 15, 2006, between Millennium Gaming, Inc. and Cannery Casino Resorts, LLC

10.22	Amendment to Continuing Guaranty, dated as of September 22, 2006

99.1	Press Release dated September 25, 2006 of Cannery Casino Resorts, LLC

*                    Filed previously with the Company’s Form 10-SB on June 9, 2006.

**             Filed previously with the Company’s Amendment No. 1 to Form 10-SB on July 26, 2006.